
Mercantile
Bank Corporation

SECOND QUARTER 2020

EARNINGS CALL PRESENTATION

Mercantile Bank Corporation

Forward-Looking Statements

This presentation contains comments or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such comments are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and nontraditional competitors; changes in banking regulation or actions by bank regulators; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; changes in the national and local economies, including the significant disruption to financial market and other economic activity caused by the outbreak of COVID-19; and other factors, including risk factors, disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Mercantile undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

Mercantile Bank Corporation | Locations
Forty Banking Offices

Michigan's
Community Bank®

- Full Service Branch
- Lending Center
- Lending Center / Live ATM Banker


Fairview
St. Helen
Rose City
Cadillac
West Branch
Clare
Midland
Remus
Mt. Pleasant
Canadian Lakes
Shepherd
Lakeview
Vestaburg
Merrill
Howard City
Alma
Ithaca
St. Charles
Belding
Ionia
St. Johns
Grand Rapids
Lowell
Holland
Hastings
Lansing
Troy
Kalamazoo
Paw Paw
Portage

COVID-19 Activities & Timeline


Monitoring Initial Reports of COVID-19
January 2020
FEB
Pandemic plan activated
FEB
Health & safety of employees & customers paramount
MAR 18
Branches open by appointment only
MAR 18
Commencement of Mercantile's payment relief assistance programs for commercial and retail loan customers
MAR 23
75-80% of staff working remotely from home
MAR 25
All lobbies closed
MAR 27
CARES Act signed into law
APR
Significant portion of staff fully immersed in PPP processing and submission
PPP applications approved by SBA and funded
MAY
MAY
PPP focus now shifts to the planning and implementation of the forgiveness phase
MAY
Planning for the State's re-opening
JUN 1
Re-opening of lobbies by appointment only
JUN
Phased return of employees to the workplace
JUN 26
Lobbies re-opened to customers

Mercantile Bank Corporation

Credit Administration

- Mercantile remains in close contact with its customers to monitor the impact of COVID-19 on their status and financial condition.

- Mercantile has worked continuously since the end of the Great Recession to place itself in a position of strength during times of economic weakness. The maintenance of strong credit administration practices has been an integral part of that work.

- Loan portfolio metrics have remained very strong over the past several years, and the vast majority of the Bank's customers have done well. Payment Relief Assistance programs the Bank has offered, and Federal Government stimulus (e.g. PPP Loans), are helping mitigate some of our clients' challenges.

Mercantile Bank Corporation

Payment Relief Assistance – 3 Months or Less

COMMERCIAL

Interest Only Amendments

# Total	$ Total
463	$421,000,000

Payment Deferrals

# Total	$ Total
242	$298,000,000

Current as of 7/17/2020

RETAIL

Payment Deferrals By Loan Type

Type of Loan	Total Principal Balance
Portfolio Mortgage	$22,100,000
Consumer/HELOC	$1,700,000
Grand Total	$23,800,000

Mercantile Bank Corporation

Payment Relief Assistance – 4 to 6 Months*

COMMERCIAL

Interest Only Amendments

# Total	$ Total
14	$30,000,000

Payment Deferrals

# Total	$ Total
19	$100,000,000

Current as of 7/17/2020

** Generally entails two amendments each for three months.*

RETAIL

Payment Deferrals By Loan Type

Type of Loan	Total Principal Balance
Portfolio Mortgage	$1,800,000
Consumer/HELOC	$100,000
Grand Total	$1,900,000

Mercantile Bank Corporation

Paycheck Protection Program (PPP)

	Round 1	Round 2	Totals
	From 4/3/2020 – 4/20/2020	From 4/27/2020 – 7/17/2020	
# of Applications	1,550	602	2,152
$ Funded	$500,000,000	$50,000,000	$550,000,000

Mercantile Bank Corporation

Commercial Loan Portfolio Composition

Commercial Loan Portfolio by Loan Type


4%
29%
45%
20%
2%
Commercial & Industrial
Commercial Vacant Land, Land Development, & Residential Construction
Commercial Real Estate - Owner Occupied
Commercial Real Estate - Non-Owner Occupied
Commercial Real Estate - Multi-Family & Residential Rental

Mercantile Bank Corporation

NAICS Composition*

COVID-19 Impacted Industries

	June 30, 2020	Percentage of Total Commercial Loans
Motor Vehicle and Parts Dealers	$118,000,000	5.0%
Hotels/Motels/Lodging	$106,000,000	4.5%
Nursing & Assisted Living	$105,000,000	4.5%
Restaurants	$98,000,000	4.2%
Movie Theaters/Entertainment	$74,000,000	3.1%
Other Retail		
Miscellaneous	$26,000,000	1.1%
Food & Beverage Stores	$18,000,000	0.8%
Gas Stations	$9,000,000	0.4%

** Excludes PPP loans*

Mercantile Bank Corporation

Commercial Credit Exposure

Credit risk profiled by internal credit risk grades:

Internal Credit Risk Grade Groupings:	Commercial & Industrial	Commercial Vacant Land, Land Development, & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate – Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$1,008,010,000	$21,500,000	$309,221,000	$545,764,000	$73,394,000
Grades 5-7	$289,342,000	$30,914,000	$253,695,000	$294,423,000	$58,461,000
Grades 8-9	$10,103,000	$570,000	$4,705,000	$958,000	$192,000
Total Commercial	$1,307,455,000	$52,984,000	$567,621,000	$841,145,000	$132,047,000
% of Total Commercial Loans as of June 30, 2020	45%	2%	20%	29%	4%

Mercantile Bank Corporation

Past Due*

*As of June, 30, 2020. Excludes current non-accrual loans.

		30 – 59 Days Past Due	60 – 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial: Commercial & Industrial	$	0	0	38,000	38,000	1,307,417,000	1,307,455,000	0
Vacant Land, Land Development, Residential Construction	$	0	22,000	198,000	220,000	52,764,000	52,984,000	0
Real Estate – Owner Occupied	$	0	0	181,000	181,000	567,440,000	567,621,000	0
Real Estate – Non-Owner Occupied	$	0	25,000	0	25,000	841,120,000	841,145,000	0
Real Estate – Multi-Family & Residential Rental	$	0	0	0	0	132,047,000	132,047,000	0
Total Commercial	$	0	47,000	417,000	464,000	2,900,788,000	2,901,252,000	0
Retail: Home Equity & Other	$	49,000	39,000	90,000	178,000	64,565,000	64,743,000	0
1-4 Family Mortgages	$	238,000	96,000	429,000	763,000	366,298,000	367,061,000	0
Total Retail	$	287,000	135,000	519,000	941,000	430,863,000	431,804,000	0
Total Past Due Loans	$	287,000	182,000	936,000	1,405,000	3,331,651,000	3,333,056,000	0

Past Due



$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
30-89 Days
90 Days & Over
Total
Over 89 Days & Accruing
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20

Mercantile Bank Corporation

Consolidated Reports of Income

Unaudited

	Three Months Ended June 30, 2020	Three Months Ended June 30, 2019	Six Months Ended June 30, 2020	Six Months Ended June 30, 2019
Net Income	$ 8,698,000	$ 11,715,000	$ 19,370,000	$ 23,539,000
Basic earnings per share	$0.54	$0.71	$1.19	$1.43
Diluted earnings per share	$0.54	$0.71	$1.19	$1.43
Average basic shares outstanding	16,212,500	16,428,187	16,281,391	16,428,875
Average diluted shares outstanding	16,213,264	16,434,714	16,282,341	16,434,941

Mercantile Bank Corporation

Consolidated Reports of Income

Unaudited

	Three Months Ended June 30, 2020	Three Months Ended June 30, 2019	Six Months Ended June 30, 2020	Six Months Ended June 30, 2019
INTEREST INCOME				
Loans, including fees	$ 34,322,000	$ 36,765,000	$ 67,764,000	$ 72,555,000
Investment securities	2,749,000	2,485,000	6,766,000	4,926,000
Other interest-earning assets	93,000	569,000	568,000	976,000
Total interest income	37,164,000	39,819,000	75,098,000	78,457,000
INTEREST EXPENSE				
Deposits	3,700,000	5,529,000	8,342,000	10,334,000
Short-term borrowings	55,000	68,000	94,000	173,000
Federal Home Loan Bank advances	2,214,000	2,261,000	4,427,000	4,494,000
Other borrowed money	624,000	845,000	1,348,000	1,695,000
Total interest expense	6,593,000	8,703,000	14,211,000	16,696,000
Net interest income	30,571,000	31,116,000	60,887,000	61,761,000
Provision for loan losses	7,600,000	900,000	8,350,000	1,750,000
Net interest income after provision for loan losses	22,971,000	30,216,000	52,537,000	60,011,000

Mercantile Bank Corporation

Consolidated Reports of Income

Unaudited

	Three Months Ended June 30, 2020	Three Months Ended June 30, 2019	Six Months Ended June 30, 2020	Six Months Ended June 30, 2019
NONINTEREST INCOME				
Service charges on accounts	1,045,000	1,143,000	2,267,000	2,220,000
Mortgage banking income	7,640,000	1,345,000	10,267,000	2,402,000
Credit and debit card income	1,374,000	1,513,000	2,735,000	2,850,000
Payroll services	370,000	355,000	947,000	860,000
Earnings on bank owned life insurance	307,000	1,608,000	643,000	3,238,000
Other income	248,000	370,000	675,000	1,397,000
Total noninterest income	10,984,000	6,334,000	17,534,000	12,967,000

Mercantile Bank Corporation

Consolidated Reports of Income

Unaudited

	Three Months Ended June 30, 2020	Three Months Ended June 30, 2019	Six Months Ended June 30, 2020	Six Months Ended June 30, 2019
NONINTEREST EXPENSE				
Salaries and benefits	14,126,000	13,286,000	27,654,000	26,302,000
Occupancy	1,862,000	1,629,000	3,921,000	3,391,000
Furniture and equipment	851,000	621,000	1,629,000	1,257,000
Data processing costs	2,633,000	2,295,000	5,117,000	4,511,000
Other expense	3,744,000	4,256,000	7,835,000	8,456,000
Total noninterest expense	23,216,000	22,087,000	46,156,000	43,917,000
Income before federal income tax expense	10,739,000	14,463,000	23,915,000	29,061,000
Federal income tax expense	2,041,000	2,748,000	4,545,000	5,522,000
Net Income	$ 8,698,000	$ 11,715,000	$ 19,370,000	$ 23,539,000

Mercantile Bank Corporation

Consolidated Financial Highlights

Unaudited

	Quarterly				
	2020 2nd Qtr	2020 1st Qtr	2019 4th Qtr	2019 3rd Qtr	2019 2nd Qtr
YIELD ON ASSETS / COST OF FUNDS					
Yield on loans	4.18%	4.69%	5.01%	5.06%	5.18%
Yield on securities	3.37%	4.73%	2.90%	2.99%	2.85%
Yield on other interest-earning assets	0.15%	1.22%	1.65%	2.15%	2.38%
Yield on total earning assets	3.85%	4.54%	4.61%	4.73%	4.85%
Yield on total assets	3.62%	4.23%	4.31%	4.42%	4.53%
Cost of deposits	0.48%	0.70%	0.79%	0.83%	0.85%
Cost of borrowed funds	1.91%	2.31%	2.36%	2.35%	2.40%
Cost of interest-bearing liabilities	1.11%	1.36%	1.47%	1.52%	1.55%
Cost of funds *(total earning assets)*	0.68%	0.91%	0.98%	1.02%	1.06%
Cost of funds *(total assets)*	0.64%	0.85%	0.91%	0.95%	0.99%
Net interest margin *(fully tax-equivalent)*	3.17%	3.63%	3.63%	3.71%	3.79%

Mercantile Bank Corporation

Consolidated Financial Highlights

Unaudited

(dollars in thousands)		2020 2nd Qtr	2020 1st Qtr	2019 4th Qtr	2019 3rd Qtr	2019 2nd Qtr
		Quarterly				
MORTGAGE BANKING ACTIVITY						
Total mortgage loans originated	$	275,486	132,859	110,611	132,852	80,205
Purchase mortgage loans originated	$	58,015	46,538	49,407	61,839	41,986
Refinance mortgage loans originated	$	217,471	86,321	61,204	71,013	38,219
Mortgage loans originated with intent to sell	$	225,665	95,327	81,590	104,890	49,396
Income on sale of mortgage loans	$	7,760	2,086	3,062	2,886	1,419

Non-Interest Income Strategic Initiatives

Mortgage Pipeline Trend Year-Over-Year Comparison



2019
2020
1200
1000
800
600
400
200
0
Applications
January
February
March
April
May
June
July
August
September
October
November
December

Mercantile Bank Corporation

Non-Interest Income Strategic Initiatives

Mortgage Production Year-Over-Year Comparison



2019 Volume
2020 Volume
2019 Units
2020 Units
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$-
Volume
600
500
400
300
200
100
0
Units
January
February
March
April
May
June
July
August
September
October
November
December

Mercantile Bank Corporation

Consolidated Financial Highlights

Unaudited

(dollars in thousands)		Quarterly 2020 2nd Qtr	2020 1st Qtr	2019 4th Qtr	2019 3rd Qtr	2019 2nd Qtr
ASSET QUALITY						
Gross loan charge-offs	$	335	40	112	519	78
Recoveries	$	153	229	287	180	96
Net loan charge-offs (recoveries)	$	182	(189)	(175)	339	(18)
Net loan charge-offs to average loans		0.02%	(0.03%)	(0.02%)	0.05%	(0.01%)
Provisions	$	7,600	750	(700)	700	900
Allowance for loan losses	$	32,246	24,828	23,889	24,414	24,053
Allowance to loans		0.97%	0.86%	0.89%	0.88%	0.89%
Allowance to loans excluding PPP loans		1.16%	0.86%	0.89%	0.88%	0.89%
Nonperforming loans	$	3,212	3,469	2,284	2,644	3,505
Other real estate/repossessed assets	$	198	271	452	243	446
Nonperforming loans to total loans		0.10%	0.12%	0.08%	0.09%	0.12%
Nonperforming assets to total assets		0.08%	0.10%	0.08%	0.08%	0.11%

Mercantile Bank Corporation

Consolidated Financial Highlights

Unaudited

(dollars in thousands)		Quarterly				
		2020 2nd Qtr	2020 1st Qtr	2019 4th Qtr	2019 3rd Qtr	2019 2nd Qtr
NONPERFORMING ASSETS - RECONCILIATION						
Beginning balance	$	3,740	2,736	2,887	3,951	4,534
Additions	$	220	1,344	30	339	26
Other activity	$	0	(31)	135	57	34
Return to performing status	$	(26)	(7)	0	(126)	0
Principal payments	$	(278)	(110)	(232)	(1,014)	(512)
Sale proceeds	$	(49)	(192)	(36)	(253)	(74)
Loan charge-offs	$	(173)	0	(48)	(59)	(36)
Valuation write-downs	$	(24)	0	0	(8)	(21)
Ending balance	$	3,410	3,740	2,736	2,887	3,951

Mercantile Bank Corporation

Consolidated Financial Highlights

Unaudited

(dollars in thousands except per share data)		Quarterly 2020 2nd Qtr	2020 1st Qtr	2019 4th Qtr	2019 3rd Qtr	2019 2nd Qtr
CAPITAL						
Tangible equity to tangible assets		8.74%	10.14%	10.15%	9.67%	9.82%
Tier 1 leverage capital ratio		10.21%	11.47%	11.28%	11.08%	11.17%
Common equity risk-based capital ratio		11.34%	10.92%	11.00%	10.53%	10.47%
Tier 1 risk-based capital ratio		12.74%	12.28%	12.36%	11.87%	11.82%
Total risk-based capital ratio		13.73%	13.03%	13.09%	12.60%	12.55%
Tier 1 capital	$	412,526	406,445	405,148	395,010	388,788
Tier 1 plus tier 2 capital	$	444,772	431,273	429,038	419,424	412,841
Total risk-weighted assets	$	3,238,444	3,309,336	3,276,754	3,327,723	3,289,958
Book value per common share	$	26.20	25.82	25.36	24.93	24.34
Tangible book value per common share	$	22.96	22.55	22.12	21.64	21.05
Cash dividend per common share	$	0.28	0.28	0.27	0.27	0.26

Mercantile Bank Corporation

2020 Forecast Considerations

NET INTEREST INCOME

- PPP/PPPLF Volume
- PPP Loan Forgiveness
- Asset Quality

PROVISION EXPENSE

- Net Loan Growth
- Volume of Loan Downgrades
- Volume of New Nonaccrual Loans
- Reserve Environmental Allocation Changes

FEE INCOME

- Mortgage Loan Volume for Home Purchases
- Card Interchange Income

OVERHEAD EXPENSE

- Loan Collection Costs

Mercantile
Bank Corporation

THANK YOU FOR YOUR INTEREST IN OUR COMPANY

NASDAQ Global Select Market Symbol: MBWM

310 Leonard Street NW, Grand Rapids, MI 49504
616.406.3000 or 800.453.8700
www.mercbank.com